UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 15, 2007

ORBCOMM Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33118 (Commission File Number)	41-2118289 (I.R.S. Employer Identification No.)

2115 Linwood Avenue, Suite 100
Fort Lee, New Jersey 07024
(Address of principal executive offices) (Zip code)

(201) 363-4900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On March 15, 2007, ORBCOMM Inc. (the “Company”) released its earnings for the fourth fiscal quarter of 2006 and full year ended December 31, 2006 and is furnishing a copy of the earnings release to the Securities and Exchange Commission under Item 2.02 of this Current Report on Form 8-K. In addition, the Company will discuss its financial results during a webcast and teleconference call Thursday, March 15, 2007 at 10:30 a.m. (ET). To access the webcast and teleconference call, go to the Company’s website at http://www.orbcomm.com.

The press release is attached herewith as Exhibit 99 and is incorporated herein by reference.

EBITDA is defined as earnings before interest income (expense), provision for income taxes and depreciation and amortization. The Company believes EBITDA is useful to its management and investors in evaluating its operating performance because it is one of the primary measures used by the Company to evaluate the economic productivity of its operations, including its ability to obtain and maintain its customers, its ability to operate its business effectively, the efficiency of its employees and the profitability associated with their performance; it also helps the Company’s management and investors to meaningfully evaluate and compare the results of its operations from period to period on a consistent basis by removing the impact of its financing transactions and the depreciation and amortization impact of capital investments from its operating results. In addition, the Company’s management uses EBITDA in presentations to the Company’s board of directors to enable it to have the same measurement of operating performance used by management and for planning purposes, including the preparation of the Company’s annual operating budget. The Company also believes that EBITDA less stock-based compensation expense (Adjusted EBITDA) is useful to investors to evaluate the Company’s core operating results and financial performance because the exclusion of stock-based compensation expense is useful, given the significant variation in expense that can result from changes in the fair market value of the Company’s common stock. EBITDA and Adjusted EBITDA are not performance measures calculated in accordance with accounting principles generally accepted in the United States, or GAAP. While the Company considers EBITDA and Adjusted EBITDA to be important measures of operating performance, they should be considered in addition to, and not as a substitute for, or superior to, net loss or other measures of financial performance prepared in accordance with GAAP and may be different than EBITDA and Adjusted EBITDA measures presented by other companies.

There are material limitations to using measures such as EBITDA and Adjusted EBITDA, including the difficulty associated with comparing results among more than one company and the inability to analyze certain significant items, including depreciation and interest income (expense), that directly affect its net loss. The Company compensates for these limitations by considering the economic effect of the excluded expense items independently as well as in connection with its analysis of net loss.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.
          99          Press Release of the Company dated March 15, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBCOMM Inc.
By	/s/ Robert G. Costantini

	Name: Title:	Robert G. Costantini Executive Vice President and Chief Financial Officer

Date: March 15, 2007

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99	Press Release of the Company dated March 15, 2007.

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